Restructuring Charges (Tables)	12 Months Ended
Dec. 31, 2022
Restructuring Charges.
Schedule of accrued restructuring cost

(in $ millions)	Employee related	Facility	Total
Balance as of December 31, 2019	10	—	10
Charges	178	28	206
Cash settled	(94)	(5)	(99)
Other non-cash(1)	—	(20)	(20)
Balance as of December 31, 2020	94	3	97
Charges, net	13	1	14
Acquired on acquisition	30	—	30
Reclassification	(4)	4	—
Other non-cash(1)	—	(1)	(1)
Cash settled	(69)	(2)	(71)
Balance as of December 31, 2021	64	5	69
Reversal of accruals	(1)	(2)	(3)
Cash settled	(55)	—	(55)
Balance as of December 31, 2022	$8	$3	$11

(1)

Includes impairment of operating lease ROU assets of $1 million and $20 million for the years ended December 31, 2021 and 2020, respectively. There was no impairment of operating lease ROU asset for the year ended December 31, 2022.